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                                  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sparta Surgical Corporation (the "Company") on Form 10-KSB/A for the year ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan J. Korn, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 27, 2007             Signature:  /s/ Allan J. Korn
                                                -----------------------
                                                Allan J. Korn, Chief
                                                Executive Officer
                                                and Chief Financial Officer











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